UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 24, 2005

Carrollton Bancorp

(Exact Name of Registrant as Specified in Charter)

Maryland	000-23090	52-1660951
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

344 North Charles Street, Suite 300, Baltimore, Maryland 21201

(Address of Principal Executive Offices)       (ZIP Code)

Registrant’s telephone number, including area code (410) 536-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 ( c )- Appointment of Principal Officers

                    On June 6th Mr. James M. Uveges, CPA is joining Carrollton Bancorp (the Registrant) as Senior Vice President and Chief Financial Officer (CFO), replacing Mrs. Barbara M. Broczkowski, whose resignation from the Registrant was effective May 13th, 2005.

                    Mr. Uveges comes to the Registrant from Abrams, Foster, Nole & Williams, where he served as principal since February, 2005.  Mr. Uveges, served as Senior Vice President and CFO of Spectera, Inc. from 1999 to 2004, as Senior Vice President and CFO Susquehanna Bank from 1998 to 1999 and as Senior Vice President and CFO of American National Savings Bank from 1990 to 1997.  Mr. Uveges holds a B.S. in Accounting from the University of Maryland — College Park.

Exhibit 99.1   Press release dated 5/24/05

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be  signed on its behalf by the undersigned hereunto duly authorized.

CARROLLTON BANCORP

By: /s/ Robert A. Altieri
Name: Robert A. Altieri
Title: Chief Executive Officer and President

Date: May 24, 2005